UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 14, 2008

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000 — 30733 (Commission File Number)	41-1978822 (I.R.S. Employer Identification Number)

10700 Bren Road West Minnetonka, Minnesota (Address of principal executive offices)	55343 (Zip Code)
(952) 930-6000
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
SIGNATURES

Section 7 — Regulation FD

Item 7.01	Regulation FD Disclosure.
American Medical Systems Holdings, Inc. will be presenting at the Bank of America 2008 Healthcare Conference in Las Vegas, Nevada on Wednesday, May 14, 2008. At the conference, management will reconfirm its revenue, earnings per share and cash earnings per share guidance for the second quarter and full year of 2008, which the company previously disclosed in its April 29, 2008 press release.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
Dated: May 14, 2008	By:	/s/ Mark A. Heggestad
Mark A. Heggestad
Executive Vice President and Chief Financial Officer

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